UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 31, 2007

Enova Systems, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

California	000-36295	95-3056150
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

19850 S. Magellan Drive, Torrance, California		90502
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	310-527-2800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant.

On February 6, 2007, Enova Systems, Inc. (the "Company") filed a Current Report on Form 8-K dated January 31, 2007 announcing, among other items, the dismissal of the Company’s independent registered public accounting firm, Windes & McClaughry Accountancy Corporation ("Windes"). The February 6, 2007 Form 8-K is hereby incorporated by reference. In accordance with Item 4.01 of Form 8-K and Item 304 of Regulation S-K, the Company provided Windes with a copy of its disclosure contained in the February 6, 2007 Form 8-K and requested that Windes furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not Windes agrees with the statements made by the Company in the February 6, 2007 Form 8-K. On February 14, 2007, the Company received Windes’s response letter, a copy of which is attached as Exhibit 16.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No. 16.1 Letter to the Securities and Exchange Commission from Windes & McClaughry Accountancy Corporation, dated February 14, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Enova Systems, Inc.

February 16, 2007	By:	Ed Riddell

Name: Ed Riddell
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

16.1	Letter to the Securities and Exchange Commission from Windes & McClaughry Accountancy Corporation, dated February 14, 2007.